                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

      [ ]   Preliminary Proxy Statement

      [ ]   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))

      [ ]   Definitive Proxy Statement

      [X]   Definitive Additional Materials

      [ ]   Soliciting Material Under Rule 14a-12

                                 PIZZA INN, INC.
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                (Name of Registrant as Specified in Its Charter)

                            NEWCASTLE PARTNERS, L.P.
                       NEWCASTLE CAPITAL MANAGEMENT, L.P.
                         NEWCASTLE CAPITAL GROUP, L.L.C.
                                 MARK E. SCHWARZ
                                 STEVEN J. PULLY
                                RAMON D. PHILLIPS
                                 ROBERT B. PAGE
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.

      [ ]   Fee computed on table  below  per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11  (set  forth  the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      [ ]   Fee paid previously with preliminary materials:

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      [ ]   Check box if any part of the fee is offset as provided  by  Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

                                      -2-

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                 PIZZA INN, INC.
                            -------------------------

                       SUPPLEMENT NO. 1 TO PROXY STATEMENT
                                       OF
                            NEWCASTLE PARTNERS, L.P.

                            -------------------------

         PLEASE SIGN, DATE AND MAIL THE ENCLOSED REVISED GOLD PROXY CARD
         EVEN IF YOU HAVE COMPLETED AND RETURNED THE GOLD PROXY CARD YOU
              MAY HAVE PREVIOUSLY RECEIVED FROM NEWCASTLE PARTNERS

            This  supplement  to proxy  statement  is being  furnished to you by
Newcastle Partners,  L.P., a Texas limited partnership  ("Newcastle Partners" or
"we"), in connection with the annual meeting of shareholders of Pizza Inn, Inc., a Missouri  corporation  ("Pizza Inn" or the "Company")  scheduled to be held at
11:00 A.M.  (Dallas  time),  on  Wednesday,  February 11, 2004, at the Company's headquarters  at 3551 Plano  Parkway,  The Colony,  Texas 75056,  including  any adjournments  or  postponements  thereof and any meeting  which may be called in lieu  thereof  (the  "Annual  Meeting").  This  supplement  should  be  read  in conjunction  with our  proxy  statement  dated  January  2, 2004  previously  or concurrently  herewith being delivered to shareholders.  This supplement and the enclosed  REVISED GOLD proxy card are first being mailed on or about January 13,
2004 to  shareholders  of  record  as of  December  31,  2003.  The date of this supplement is January 12, 2004.

            Newcastle  Partners  is  the  largest   shareholder  of  Pizza  Inn.
Newcastle Partners is seeking your support for the

            o    election of its slate of nominees,  Steven J. Pully,  Robert B.
                 Page and Ramon D.  Phillips,  to the board of  directors of the
                 Company - Mr. Pully is also a nominee of the Company;

            o    adoption  of  proposals  to repeal  certain  amendments  to the
                 Company's  bylaws  approved  by the board of  directors  of the
                 Company on December 18, 2002; and

            o    adoption  of  a  resolution  recommending  that  the  board  of directors of the Company reimburse  Newcastle  Partners for all expenses it incurs in connection with this proxy solicitation.

            POSTPONEMENT OF ANNUAL MEETING AND CHANGE OF RECORD DATE

            The Annual Meeting was previously scheduled to take place on January
21, 2004.  We filed our  definitive  proxy  statement  with the  Securities  and
Exchange  Commission on January 2, 2004 and first mailed the proxy  statement to shareholders on January 5, 2004. As of the date of our mailing,  the Company had not yet filed a definitive  proxy  statement  with the  Securities  and Exchange
Commission.  Just  one day  after  our  mailing,  the  Company  rescheduled  its already-delayed Annual Meeting to February 11, 2004, further increasing the cost of our proxy solicitation.

            The  Company   also   changed   the  record  date  for   determining
shareholders  entitled  to  notice  of and to vote at the  Annual  Meeting  from
November 26, 2003 to December 31, 2003 (the "New Record Date"),  frustrating our efforts to solicit shareholders.  According to the Company, as of the New Record
Date,  there were 10,073,674  shares of common stock,  $.01 par value per share, outstanding and entitled to vote at the Annual Meeting.

            This  supplement and the enclosed  REVISED GOLD proxy card are being furnished in order to provide notice to shareholders of the  postponement of the
Annual  Meeting and the New Record Date and to allow  shareholders  of record to vote for our nominees and shareholder proposals.  If you are a shareholder as of the New Record Date and have already  completed and returned the original  proxy card previously furnished by Newcastle Partners,  such proxy will continue to be valid.  However,  we  encourage  you to also sign,  date and return the enclosed
REVISED GOLD proxy card.

        THIS SOLICITATION IS BEING MADE BY NEWCASTLE PARTNERS AND NOT ON
          BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF PIZZA INN.

            NEWCASTLE PARTNERS URGES YOU TO SIGN, DATE AND RETURN THE
        ENCLOSED REVISED GOLD PROXY CARD IN FAVOR OF THE ELECTION OF ITS
    NOMINEES AND THE SHAREHOLDER PROPOSALS DESCRIBED IN ITS PROXY STATEMENT.
      EVEN IF YOU HAVE COMPLETED AND RETURNED THE ORIGINAL GOLD PROXY CARD
      PREVIOUSLY FURNISHED BY NEWCASTLE PARTNERS, WE ENCOURAGE YOU TO SIGN,
              DATE AND RETURN THE ENCLOSED REVISED GOLD PROXY CARD.

          IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY PIZZA INN
         MANAGEMENT TO PIZZA INN, YOU MAY REVOKE THAT PROXY AND VOTE FOR
     THE ELECTION OF NEWCASTLE PARTNERS' NOMINEES AND SHAREHOLDER PROPOSALS
     BY SIGNING, DATING AND RETURNING THE ENCLOSED REVISED GOLD PROXY CARD.
        THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY
        BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING
          A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE
       ANNUAL MEETING TO NEWCASTLE PARTNERS, C/O MACKENZIE PARTNERS, INC.
         WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF
            PIZZA INN, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

                 If you have any questions regarding your proxy,
             or need assistance in voting your shares, please call:

                         [MACKENZIE PARTNERS, INC. LOGO]

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                           proxy@mackenziepartners.com

                                       or
                          CALL TOLL FREE (800) 322-2885

REVISED GOLD PROXY

                                 PIZZA INN, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF NEWCASTLE PARTNERS, L.P.

                    THE BOARD OF DIRECTORS OF PIZZA INN, INC.
                          IS NOT SOLICITING THIS PROXY

The undersigned  appoints Mark E. Schwarz and Steven J. Pully, and each of them, attorneys  and  agents  with full  power of  substitution  to vote all shares of common stock of Pizza Inn, Inc. (the "Company")  which the undersigned  would be entitled to vote if personally  present at the Annual Meeting of Shareholders of the Company to be held at the Company's  corporate offices,  3551 Plano Parkway,
The Colony,  Texas 75056 on Wednesday,  February 11, 2004, at 11:00 A.M. (Dallas
time),  and including at any  adjournments or  postponements  thereof and at any meeting called in lieu thereof (the "Annual Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with  respect to the shares of common  stock of the Company  held by the  undersigned,  and hereby  ratifies and confirms all action the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and in their  discretion  with  respect  to any  other  matters  as may properly come before the Annual Meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE,  THIS
PROXY  WILL BE  VOTED  (1) FOR THE  ELECTION  OF THE  NEWCASTLE  PARTNERS,  L.P.
NOMINEES,  OR ANY SUBSTITUTIONS  THERETO, (2) FOR PROPOSALS TO ADOPT RESOLUTIONS
REPEALING  EACH OF THE  FOLLOWING  BYLAW  AMENDMENTS OF THE AMENDED AND RESTATED
BYLAWS OF THE COMPANY ADOPTED ON DECEMBER 18, 2002: (i) THE AMENDMENT TO ARTICLE
III,  SECTION 7 THAT  ELIMINATES THE ABILITY OF  SHAREHOLDERS  TO CALL A SPECIAL
MEETING OF  SHAREHOLDERS;  (ii) THE NEW ARTICLE  III,  SECTION 13 THAT  REQUIRES
SHAREHOLDERS TO COMPLY WITH CERTAIN PROCEDURES IN ORDER TO BRING BUSINESS BEFORE
A  SHAREHOLDERS  MEETING;  AND (iii) THE NEW ARTICLE IV, SECTION 6 THAT REQUIRES
SHAREHOLDERS  TO COMPLY WITH CERTAIN  PROCEDURES IN ORDER TO NOMINATE  DIRECTORS
AND (3) FOR THE  PROPOSAL  TO ADOPT A  RESOLUTION  RECOMMENDING  TO THE BOARD OF
DIRECTORS OF THE COMPANY THAT THE COMPANY REIMBURSE NEWCASTLE PARTNERS, L.P. FOR
ALL EXPENSES IT INCURS IN CONNECTION  WITH ITS  SOLICITATION  OF PROXIES FOR THE
ANNUAL MEETING.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                    YOUR VOTE

                                  IS IMPORTANT

REVISED GOLD PROXY

     NEWCASTLE PARTNERS, L.P. RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3

1.   ELECTION OF DIRECTORS:

                                                                   WITHHOLD
                                                                 AUTHORITY TO
                                                FOR ALL          VOTE FOR ALL
                                                NOMINEES           NOMINEES

     Nominees: (01) Robert B. Page, (02)            [ ]              [ ]
     Ramon D. Phillips, and (03) Steven
     J. Pully

     [  ] FOR EXCEPT VOTE WITHHELD FROM FOLLOWING NOMINEES:

     ------------------------------------------
     Nominee Exceptions

2.   APPROVAL TO ADOPT  RESOLUTIONS  REPEALING THE FOLLOWING BYLAW AMENDMENTS OF
     THE AMENDED AND  RESTATED  BYLAWS OF THE  COMPANY  ADOPTED ON DECEMBER  18,
     2002:

     (i)  AMENDMENT TO ARTICLE  III,  SECTION 7 THAT  ELIMINATES  THE ABILITY OF
     SHAREHOLDERS TO CALL A SPECIAL MEETING OF SHAREHOLDERS

                    FOR                  AGAINST             ABSTAIN
                   [   ]                  [   ]               [   ]

     (ii ) NEW ARTICLE III, SECTION 13 THAT REQUIRES SHAREHOLDERS TO COMPLY WITH
     CERTAIN PROCEDURES IN ORDER TO BRING BUSINESS BEFORE A SHAREHOLDERS MEETING

                    FOR                  AGAINST             ABSTAIN
                   [   ]                  [   ]               [   ]

     (iii) NEW ARTICLE IV, SECTION 6 THAT REQUIRES  SHAREHOLDERS  TO COMPLY WITH
     CERTAIN PROCEDURES IN ORDER TO NOMINATE DIRECTORS

                    FOR                  AGAINST             ABSTAIN
                   [   ]                  [   ]               [   ]

3.   APPROVAL TO ADOPT RESOLUTION  RECOMMENDING TO THE BOARD OF DIRECTORS OF THE
     COMPANY  THAT  THE  COMPANY  REIMBURSE  NEWCASTLE  PARTNERS,  L.P.  FOR ALL
     EXPENSES IT INCURS IN CONNECTION  WITH ITS  SOLICITATION OF PROXIES FOR THE
     ANNUAL MEETING:

                    FOR                  AGAINST             ABSTAIN
                   [   ]                  [   ]               [   ]

4.   In their  discretion with respect to any other matters as may properly come before the Annual Meeting.

DATED:  ____________________________

____________________________________
Signature(s)

Title:____________________________________

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY,
JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD
INDICATE THE CAPACITY IN WHICH SIGNING.

                                   IMPORTANT:

                                PLEASE SIGN, DATE
                            AND MAIL THIS PROXY CARD
                                    PROMPTLY!